Other Financial Items	9 Months Ended
Sep. 30, 2017
Other Income and Expenses [Abstract]
Other Financial Items
OTHER FINANCIAL ITEMS

Other financial items comprise of the following:

(in thousands of $)	Nine months ended September 30,
	2017	2016
Mark-to-market adjustment for interest rate swap derivatives	1,056	(18,699)
Interest expense on undesignated interest rate swaps	(3,436)	(8,165)
Mark-to-market adjustment for equity derivatives	(3,841)	19,884
Impairment of loan *	—	(7,627)
Financing arrangement fees and other costs	(283)	130
Amortization of debt guarantee	1,234	—
Others	1,775	(502)
	(3,495)	(14,979)

* In the nine months ended September 30, 2016, we recognized an impairment charge of $7.6 million against the loan receivable from Douglas Channel LNG Assets Partnership, pursuant to the announcement of a negative FID on the related project.